UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2025
KITE REALTY GROUP TRUST
KITE REALTY GROUP, L.P.
(Exact name of registrant as specified in its charter)

Maryland	001-32268	11-3715772
Delaware	333-202666-01	20-1453863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
30 S. Meridian Street, Suite 1100, Indianapolis, IN 46204
(Address of principal executive offices) (Zip Code)
(317) 577-5600
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $0.01 par value per share	KRG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 16, 2025, Kite Realty Group Trust (the “Company”) held its 2025 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, shareholders voted on the election of 11 nominees for the Company’s Board of Trustees to serve one-year terms expiring at the 2026 annual meeting of shareholders. The table below sets forth the voting results for each trustee nominee:

Nominee	For	Against	Abstain	Broker Non-Votes
John A. Kite	178,117,412	9,084,360	162,632	10,767,223
Bonnie S. Biumi	185,161,831	2,035,217	167,356	10,767,223
Derrick Burks	184,382,101	2,823,922	158,381	10,767,223
Victor J. Coleman	182,459,512	4,745,597	159,295	10,767,223
Steven P. Grimes	121,366,718	65,834,355	163,331	10,767,223
Christie B. Kelly	179,323,251	7,305,599	735,554	10,767,223
Peter L. Lynch	179,689,502	7,504,271	170,631	10,767,223
David R. O’Reilly	182,465,319	4,738,731	160,354	10,767,223
Barton R. Peterson	178,341,189	8,860,977	162,238	10,767,223
Charles H. Wurtzebach	183,978,306	3,225,153	160,945	10,767,223
Caroline L. Young	173,132,810	14,072,343	159,251	10,767,223
At the Annual Meeting, shareholders voted on a non-binding resolution to approve the compensation of the Company’s named executive officers. The table below sets forth the voting results for this proposal:

	For	Against	Abstain	Broker Non-Votes
Advisory vote on named executive officer compensation	179,778,967	6,929,312	656,125	10,767,223
At the Annual Meeting, shareholders voted to ratify the appointment of KPMG LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025. The table below sets forth the voting results for this proposal:

	For	Against	Abstain	Broker Non-Votes
Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025	197,267,168	731,360	133,099	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: May 19, 2025	By:	/s/ HEATH R. FEAR

Heath R. Fear
Executive Vice President and
Chief Financial Officer

KITE REALTY GROUP, L.P.
By: Kite Realty Group Trust, its sole general partner

Date: May 19, 2025	By:	/s/ HEATH R. FEAR

Heath R. Fear
Executive Vice President and
Chief Financial Officer